UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the cancellation and regrant of options (the “Stock Options”) to purchase shares of the common stock, $.003 par value (the “Common Stock”) of Cheniere Energy, Inc. (the “Company”) (discussed in Item 8.01 below), the Company’s Section 162(m) Compensation Subcommittee (the “Subcommittee”) of the Compensation Committee of the Board of Directors approved the execution of stock option agreements (representing regranted Stock Options) to certain executive officers of the Company, as described below. Each option regrant was evidenced by an option agreement substantially in the Form of the Cancellation and Grant of Non-Qualified Stock Options which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference (the “Option Agreement”).

Each of Don A. Turkleson, Senior Vice President, Chief Financial Officer and Secretary, Zurab S. Kobiashvili, Senior Vice President and General Counsel, Jonathan S. Gross, Senior Vice President—Exploration, and Keith M. Meyer, Senior Vice President—LNG, was regranted Stock Options to acquire 200,000 shares of Common Stock. Mr. Turkleson and Mr. Kobiashvili were regranted Stock Options on July 27, 2005 and Mr. Gross and Mr. Meyer were regranted Stock Options on July 28, 2005. The exercise price of the Stock Options is $36.25 per share, which represents the closing price of the Common Stock on the American Stock Exchange on March 14, 2005 (the original date of grant), which was greater than the closing price on July 27, 2005 and July 28, 2005, the respective dates of the regrant. These Stock Options vest 66,667 on March 14, 2009 and 66,666 on each of March 14, 2010 and 2011.

Item 8.01. Other Events.

The Subcommittee approved the cancellation of options to purchase an aggregate of 1,300,000 shares of Common Stock and the regrant of options to purchase an aggregate of 1,300,000 shares of Common Stock, effective on the date of execution by the respective optionees of the Option Agreement. The per share exercise price of each of the cancelled options was $36.25. These cancellations and regrants were effected under the Company’s 2003 Stock Incentive Plan, as amended, which expressly permits option exchanges.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description
10.1	Form of Cancellation and Grant of Non-Qualified Stock Options (three-year vesting) under the Cheniere Energy, Inc. 2003 Stock Incentive Plan. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: August 1, 2005	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Senior Vice President, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Cancellation and Grant of Non-Qualified Stock Options (three-year vesting) under the Cheniere Energy, Inc. 2003 Stock Incentive Plan. (Filed herewith)